                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 27, 1999
                                                         --------------

                                  PSINet Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                    0-25812                    16-1353600
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

     510 Huntmar Park Drive, Herndon, Virginia                      20170
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (703) 904-4100
                                                   --------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

       In conformity with the requirements of the Integrated Disclosure System, PSINet Inc. has elected to file by this Report on Form 8-K certain exhibits in connection with PSINet's Registration Statement on Form S-3, Registration No. 333-75579, as amended by Amendment No. 1 and Amendment No. 2, which was declared effective on February 12, 1999.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits
                --------

           Exhibit 1.1 Preliminary form of Underwriting Agreement, among PSINet and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Bear, Stearns & Co., Inc., BancBoston Robertson Stephens Inc. and Legg Mason Wood Walker Incorporated relating to PSINet's offering of common stock.

           Exhibit 1.2 Preliminary form of Underwriting Agreement among PSINet and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Bear, Stearns & Co., Inc., BancBoston Robertson Stephens Inc. and Chase Securities Inc. relating to PSINet's offering of preferred stock.

           Exhibit 3.1 Preliminary form of Certificate of Amendment of Certificate of Incorporation designating the ___% Series C Cumulative Convertible Preferred Stock

           Exhibit 4.1 Preliminary form of __% Series C Cumulative Convertible Preferred Stock Certificate

           Exhibit 4.2 Preliminary form of Deposit Agreement between PSINet and Wilmington Trust Company, as deposit agent

           Exhibit 5.1               Opinion of Nixon, Hargrave, Devans & Doyle
                                     LLP

           Exhibit 7.1 Opinion of Nixon, Hargrave, Devans & Doyle LLP regarding tax matters (contained in Exhibit 5.1)

           Exhibit 10.1 Employment Agreement dated March 19, 1999 between PSINet and Nadir Desai.

           Exhibit 10.2 Lease Agreement dated July 8, 1998 between Ballymore Properties Limited and Cordoba Holdings Limited and Thomas Charles Cembrinck

           Exhibit 23.1 Consent of Nixon, Hargrave, Devans & Doyle LLP (contained in Exhibit 5.1)

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 27, 1999               PSINET INC.


                                    By: /s/  David N. Kunkel
                                       --------------------------
                                        David N. Kunkel
                                        Executive Vice President and
                                        General Counsel

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                                      Exhibit Name                           Location
-------------------------  -----------------------------------------------  ----------------------
Exhibit 1.1                Preliminary form of Underwriting Agreement,      Filed Herewith
                           among PSINet and Donaldson, Lufkin & Jenrette
                           Securities Corporation, Merrill Lynch & Co.,
                           Bear, Stearns & Co., Inc., BancBoston
                           Robertson Stephens Inc. and Legg Mason Wood
                           Walker Incorporated relating to PSINet's
                           offering of common stock.

Exhibit 1.2                Preliminary form of Underwriting Agreement       Filed Herewith
                           among PSINet and Donaldson, Lufkin & Jenrette
                           Securities Corporation, Merrill Lynch & Co.,
                           Bear, Stearns & Co., Inc., BancBoston
                           Robertson Stephens Inc. and Chase Securities
                           Inc. relating to PSINet's offering of
                           preferred stock.

Exhibit 3.1                Preliminary form of Certificate of Amendment     Filed Herewith
                           of Certificate of Incorporation designating
                           the ___% Series C Cumulative Convertible
                           Preferred Stock

Exhibit 4.1                Preliminary form of __% Series C Cumulative      Filed Herewith
                           Convertible Preferred Stock Certificate

Exhibit 4.2                Preliminary form of Deposit Agreement between    Filed Herewith
                           PSINet and Wilmington Trust Company, as
                           deposit agent

Exhibit 5.1                Opinion of Nixon, Hargrave, Devans & Doyle LLP   Filed Herewith

Exhibit 7.1                Opinion of Nixon, Hargrave, Devans & Doyle LLP
                           regarding tax matters (contained in Exhibit
                           5.1)

Exhibit 10.1               Employment Agreement dated March 19, 1999        Filed Herewith
                           between PSINet and Nadir Desai.

Exhibit 10.2               Lease Agreement dated July 8, 1998 between       Filed Herewith
                           Ballymore Properties Limited and Cordoba
                           Holdings Limited and Thomas Charles Cembrinck

Exhibit 23.1               Consent of Nixon, Hargrave, Devans & Doyle LLP
                           (contained in Exhibit 5.1)



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